AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


            THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT, dated as of June __, 1999 (the "Agreement"), is made by and between THE FEMALE HEALTH COMPANY, a Wisconsin corporation (the "Company"), and the undersigned investor or investors (the "Initial Investors").

            The Company agrees that it will include an additional
  375,000 shares of the Company's Common Stock on the Registration Statement (assuming all $1,500,000 of Convertible Debentures are sold in the private placement) to cover the potential additional Warrants which would be issued upon extension of the term of the Convertible Debentures for an additional one year. In addition, the Company agrees that, if any additional securities are issued as a result of a default on the terms of the Convertible Debentures, the Company will use its reasonable best efforts to amend the Registration Statement to register for resale those additional shares.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                COMPANY:

                                THE FEMALE HEALTH COMPANY


                                By:______________________________
                                     O.B. Parrish, Chairman and Chief
                                        Executive Officer

                                INVESTORS:

                                ________________________________
                                                   Gary Benson

                                ________________________________
                                                  Daniel Bishop

                                ________________________________
                                                    Mike Snow

                                W.G. SECURITIES LIMITED PARTNERSHIP

                                BY______________________________
                                                     William Deters

                                ________________________________
                                                 Robert Johander









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